UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act File Number 811-8546
                                                      --------
                            The Bramwell Funds, Inc.

                                745 Fifth Avenue
                                   16th Floor
                               New York, NY 10151
                    ----------------------------------------
                    (Address of principal executive offices)

                                   Dechert LLP
                              30 Rockefeller Plaza
                               New York, NY 10112
                    ----------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (212) 698-3500
                                                           --------------

                        Date of fiscal year end: June 30
                                                 -------
                   Date of reporting period: December 31, 2005
                                             -----------------

ITEM 1.  REPORTS TO STOCKHOLDERS

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

                              Bramwell FUNDS[LOGO]

                               Semi-Annual Report
                                December 31, 2005

                              BRAMWELL GROWTH FUND
                               BRAMWELL FOCUS FUND

                            The Bramwell Funds, Inc.
                                  1-800-BRAMCAP
                                 1-800-272-6227
                              WWW.BRAMWELLFUNDS.COM



[PHOTO]
ELIZABETH R. BRAMWELL, CFA
PRESIDENT AND
CHIEF INVESTMENT OFFICER

"FOCUSED ON THE FUTURE,
GUIDED BY THE PAST"

This page intentionally left blank.

                                                           Bramwell FUNDS [LOGO]
DEAR FELLOW SHAREHOLDERS:

INVESTMENT RESULTS - QUARTER ENDED DECEMBER 31, 2005

In the December quarter, the BRAMWELL GROWTH FUND rose 2.16% to $19.10 net asset value per share and the BRAMWELL FOCUS FUND declined (0.49)% to $10.10 net asset value per share compared to a 2.09% increase for the S&P 500(R) Stock Index. For the calendar year, the Growth Fund rose 4.99% after payment of a $1.720 long-term capital gain on November 7th. The Focus Fund, which paid no dividends in 2005, gained 2.54%. The S&P 500(R) Stock Index rose 4.91%. See tables for further historical performance. Growth began to outperform value in the second half of the calendar year.

The Growth Fund received a 4-Star Overall Morningstar RatingTM (HHHH) in the U.S. domiciled Large Growth category as of December 31, 2005 as well as 2 stars for the 3-year period and 4 stars for the 5- and 10-year periods when rated against 1,353, 1,065 and 370 Large Growth funds, respectively. The Focus Fund received a 3-Star Overall Morningstar RatingTM (HHH) in the United States Large Growth category as of December 31, 2005 as well as 2 stars for the 3-year and 4 stars for the 5-year periods when rated against 1,353 and 1,065 Large Growth funds, respectively.(a)

Fund performance was strong in January. The Growth Fund increased 4.45% and the Focus Fund rose 5.94% compared to a gain of 2.68% for the S&P 500(R) Stock Index.

COMMENTARY

The financial services sector was the most important contributor to the Growth Fund's performance in the December quarter followed by retailing and industrial products. Outperforming stocks were J.C. Penney, FedEx, Blackrock, UnitedHealth Group, Medtronic, Praxair, Cheesecake Factory, Schlumberger, Gilead Sciences and General Electric. Energy was the poorest performing sector as investors took profits after a year of exceptional gains. The poorest performing stocks in the quarter were ExxonMobil, Dell, Stryker, ITT Industries and ConocoPhillips.



(a)For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating(TM) metrics. Morningstar ratings are proprietary and are not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. (C) 2006 Morningstar, Inc. All Rights Reserved.

                                                              SEMI-ANNUAL REPORT

Bramwell FUNDS[LOGO]

Heavy equipment, restaurants and financial services were the most important contributors to the Focus Fund's performance in the December quarter. Outperforming stocks were Joy Global, Cheesecake Factory, CIT Group, Automatic Data Processing and Medtronic. Energy was the poorest performing sector, as it was for the Growth Fund, as investors took profits. The poorest performing stocks in the quarter were Devon Energy, Patterson-UTI Energy and Stryker.

Both Funds may hold the same stocks but have different weightings. The Focus Fund, by virtue of its concentrated portfolio of 20-30 stocks, is more sensitive to price movements and portfolio weightings of a given sector or individual stock.

OUTLOOK

We anticipate that the United States economy will continue to grow some 3% driven by investment spending on infrastructure, plant and productivity-improving equipment. We expect interest rates to peak by mid-year as the Federal Reserve brings the Fed Funds rate to 4.5-5.0% and to stay at that level for some time to come. Inflation should stay in check as more supplies are forthcoming in response to higher prices.

We expect that consumer spending will be somewhat restrained by higher fuel and gasoline costs as well as higher interest rates and have adjusted our exposure to consumer stocks accordingly. However, the number of people employed continues to increase and the number of persons reaching thirty years of age increases the demand for housing over time. A whole range of new electronic consumer products from enhanced mobile phones to large-screen digital television screens is likely to attract an increasing share of the consumer dollar.

We look for global growth of 3% or more in 2006 and for the standard of living to continue to increase in emerging countries. Overall demand for a broad range of products from basic materials to technology should benefit. Globally positioned companies should do especially well. An increasing number of U.S. companies derive more than half of their sales internationally so that equity investment in U.S.-domiciled companies with global presence provides a way to participate in global growth as well as growth in the United States.

Areas of specific opportunity include engineering and infrastructure-related companies which we believe could benefit from multiyear increased demand. We look for oil drillers and basic material producers to do well. Financial services, brand name consumer goods, healthcare and communication products of all forms should all benefit from higher demand. Ideally, we prefer companies that have leading market shares in their respective industries and financial strength.

We believe that earnings growth is the key metric for stock market performance and a sustained period of global growth would be especially beneficial to equities. Valuations appear attractive for the overall market as well as for our two Funds for which price/earnings ratios are only slightly higher than their estimated 16% growth rates.

SEMI-ANNUAL REPORT

                                                            Bramwell FUNDS[LOGO]

STRATEGIC TRANSACTION

In January, Bramwell Capital Management, Inc., the Adviser to the Bramwell Funds, and Sentinel Asset Management, Inc. reached an agreement for Sentinel to acquire substantially all of the assets of Bramwell Capital Management contingent on approval by the Bramwell Fund shareholders of the Agreement and Plan of Reorganization.

The Board of Directors of the Bramwell Funds has proposed (1) that the Bramwell Growth Fund be combined with the newly formed Sentinel Capital Growth Fund and
(2) that the Bramwell Focus Fund be combined with the newly formed Sentinel Growth Leaders Fund, each in a tax-free reorganization. If the shareholders of the Bramwell Growth and Focus Funds approve the applicable reorganizations, they will become shareholders of the Sentinel Capital Growth and Growth Leaders Funds, respectively, which are series of Sentinel Group Funds, Inc.

The Sentinel Family of Funds was founded in 1933 and is headquartered in Montpelier, Vermont. Their adviser is Sentinel Advisors Company, an affiliate of Sentinel Asset Management, Inc. which is a wholly-owned subsidiary of National Life Holding Company that manages, with its affiliates, more than $17 billion.

Management of the Funds will be continuous, as my investment team and I will continue to manage the two Funds from our New York base after they become part of the Sentinel Family of Funds. I will also lead the Large Cap Growth team at Sentinel Asset Management, Inc. Investment objectives, policies and strategies of the two respective Funds will be substantially the same and the investment approach will remain the same.

I am excited about joining Sentinel Asset Management, Inc. Shareholders will benefit from economies of scale, full product array, and broader distribution resources. Shareholders will be able to continue to buy shares of the successor Funds as well as other Sentinel Funds on a no-load basis.

Also, the pro forma expense ratio for the Bramwell Growth Fund's successor is expected to be 1.20% vs. 1.75% currently, which includes a maximum 0.70% management fee versus 1.00% currently. A lower expense ratio will facilitate performance. The expense ratio for the Bramwell Focus Fund's successor will continue to be capped at 1.75% for two years following the reorganization. Included within the expense ratio is a maximum management fee of 0.90% versus 1.00% currently.

As founder of the Bramwell Funds in 1994, I believe that joining the Sentinel Family of Funds is advantageous to the shareholders, of whom I am one, at this time. After you review the proxy/prospectus materials, I ask that you join me and our Board of Directors and vote FOR the reorganization of your Fund. Every vote is important. If you have questions, specific to the proxy/prospectus, please call 1-800-BRAMCAP (1-800-272-6227).

The date of the Special Meeting of Shareholders to vote on the proposed transactions is March 10, 2006. The record date for eligible shareholders to vote is January 11, 2006.

                                                              SEMI-ANNUAL REPORT

Bramwell FUNDS[LOGO]

FUND INFORMATION

Our Website WWW.BRAMWELLFUNDS.COM provides daily and historic performance as well as monthly portfolio holdings and quarterly shareholder letters. Further information may also be had by calling 1-800-BRAMCAP (1-800-272-6227). The NASDAQ symbol for the Focus Fund is BRFOX and for the Growth Fund, BRGRX.

The Bramwell Funds will continue to be offered for sale on a no-load basis until at least March 10, 2006, the date of the Shareholders Meeting. Existing shareholders after that date, assuming the transactions are approved, will be able to buy the Bramwell Funds' successors as well as other Sentinel Funds on a no-load basis thereafter. We appreciate your investment in our Funds.

Sincerely,

/s/Elizabeth R. Bramwell

Elizabeth R. Bramwell, CFA
President and Chief Investment Officer

February 1, 2006

THE OUTLOOK AND OPINIONS EXPRESSED ABOVE REPRESENT THE VIEWS OF THE INVESTMENT ADVISER AS OF FEBRUARY 1, 2006. THEY ARE SUBJECT TO CHANGE AS WELL AS ALL EQUITY POSITIONS AS MARKET AND ECONOMIC EVENTS UNFOLD.


SEMI-ANNUAL REPORT

                                                            Bramwell FUNDS[LOGO]
                              BRAMWELL GROWTH FUND
                          DECEMBER 31, 2005 (UNAUDITED)

The Bramwell Growth Fund is a no-load, DIVERSIFIED fund that generally invests in a portfolio of 60-90 stocks of companies that the Adviser believes have above-average growth potential.

MAJOR INDUSTRY HOLDINGS
--------------------------------------------------------------------------------

Healthcare Products                   16.5%
Energy                                12.1
Industrial                            11.8
Financial Services                    10.5
Retailing                              8.7
Business Services                      6.2
Information Processing Software        4.7
Chemicals/Metals                       4.2
Healthcare Services                    3.8
Transportation                         3.8
                                     ------
                                      82.3%




MAJOR EQUITY HOLDINGS
--------------------------------------------------------------------------------
Walgreen                               4.3%
General Electric                       4.3
Medtronic                              3.1
ExxonMobil                             2.7
UnitedHealth                           2.6
J.C. Penney                            2.5
Gilead Sciences                        2.4
Praxair                                2.2
Stryker                                2.2
Emerson Electric                       2.0
                                     ------
                                      28.3%


COMPARATIVE INVESTMENT                  December    One     Three     Five       Ten      Since
RETURNS (12/31/05)                          Q      Year     Years     Years     Years  Inception*
---------------------------------------------------------------------------------------------------
BRAMWELL GROWTH FUND                       2.16%     4.99%    9.69%    (2.47)%   8.17%    10.05%
 S&P 500(R) Stock Index                    2.09      4.91    14.39      0.54     9.07     11.11
Russell 1000(R) Growth Index               2.98      5.26    13.23     (3.58)    6.73      9.30

* From August 1, 1994.

  The annual expense ratio for the Growth Fund was contractually capped at 1.75% by the adviser through December 31, 2005. The agreement to cap the expense ratio of the Growth Fund favorably affected performance through June 30, 1997.

  The Standard & Poor's 500(R) Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Russell 1000(R) Growth Index is a market capitalization-weighted index of the 1,000 largest U.S. domiciled companies with higher growth rates and price-to-book ratios.

  Returns for the Funds include the reinvestment of all dividends and are net of expenses. Returns for periods greater than one year are compound average annual rates of return. Past performance is not predictive of future performance. Investment returns and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

                                                              SEMI-ANNUAL REPORT

Bramwell FUNDS[LOGO]


                              BRAMWELL GROWTH FUND
            PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2005 (UNAUDITED)


                                                         SHARES          VALUE
                                                      -----------    -----------
COMMON STOCKS - 97.50%
AUTOMOTIVE/HEAVY
   EQUIPMENT - 3.56%
Caterpillar, Inc.                                          58,000    $ 3,350,660
Joy Global, Inc.                                           20,000        800,000
Paccar, Inc.                                               25,000      1,730,750
                                                                     -----------
                                                                       5,881,410
BUSINESS SERVICES - 6.17%
Automatic Data Processing, Inc.                            50,000      2,294,500
Chicago Bridge & Iron Co., NV                              55,000      1,386,550
Euronet Worldwide, Inc.*                                   20,000        556,000
Jacobs Engineering Group, Inc.*                            32,000      2,171,840
Paychex, Inc.                                              25,000        953,000
Robert Half International, Inc.                            75,000      2,841,750
                                                                     -----------
                                                                      10,203,640
CHEMICALS/METALS - 4.20%
BHP Billiton, Ltd. - ADR                                   35,000      1,169,700
Commercial Metals Co.                                      22,500        844,650
Inco Ltd.                                                  15,000        653,550
Phelps Dodge Corp.                                          4,000        575,480
Praxair, Inc.                                              70,000      3,707,200
                                                                     -----------
                                                                       6,950,580
COMMUNICATIONS - 2.82%
Cisco Systems, Inc.*                                       70,000      1,198,400
Nokia OYJ - ADR                                            95,000      1,738,500
QUALCOMM, Inc.                                             40,000      1,723,200
                                                                     -----------
                                                                       4,660,100
CONSUMER PRODUCTS - 1.69%
Colgate-Palmolive Co.                                      30,000      1,645,500
Procter & Gamble Co.                                       20,000      1,157,600
                                                                     -----------
                                                                       2,803,100
ELECTRONICS - 1.95%
Intel Corp.                                               100,000      2,496,000
Linear Technology Corp.                                    20,000        721,400
                                                                     -----------
                                                                       3,217,400

                                                         SHARES          VALUE
                                                      -----------    -----------
ENERGY - 12.06%
Arch Coal, Inc.                                            18,000    $ 1,431,000
ConocoPhillips                                             10,000        581,800
Devon Energy Corp.                                         20,000      1,250,800
EOG Resources, Inc.                                        25,000      1,834,250
ExxonMobil Corp.                                           80,000      4,493,600
Nabors Industries, Ltd.*                                   20,000      1,515,000
Noble Corp.                                                30,000      2,116,200
Patterson-UTI Energy, Inc.                                 60,000      1,977,000
Peabody Energy Corp.                                       25,000      2,060,500
Schlumberger Ltd.                                          20,000      1,943,000
St. Mary Land & Exploration Co.                            20,000        736,200
                                                                     -----------
                                                                      19,939,350
FINANCIAL SERVICES - 10.46%
American Express Co.                                       43,000      2,212,780
BlackRock, Inc.                                            21,000      2,278,080
Chicago Mercantile Exchange                                 6,000      2,204,940
CIT Group, Inc.                                            50,000      2,589,000
Citigroup, Inc.                                            45,000      2,183,850
Merrill Lynch & Co., Inc.                                  25,000      1,693,250
SLM Corp.                                                  35,000      1,928,150
Wells Fargo & Co.                                          35,000      2,199,050
                                                                     -----------
                                                                      17,289,100
FOOD PRODUCTS - 1.62%
Hershey Foods Corp.                                        27,000      1,491,750
PepsiCo, Inc.                                              20,000      1,181,600
                                                                     -----------
                                                                       2,673,350
HEALTHCARE PRODUCTS - 16.54%
Amgen, Inc.*                                               20,000      1,577,200
Genentech, Inc.*                                           20,000      1,850,000
Gilead Sciences, Inc.*                                     75,000      3,947,250
Kyphon, Inc.*                                              35,000      1,429,050
Medtronic, Inc.                                            90,000      5,181,300
Novartis AG - ADR                                          60,000      3,148,800
Roche Holding AG - ADR                                     40,000      3,004,000
St. Jude Medical, Inc.*                                    25,000      1,255,000
Stryker Corp.                                              80,000      3,554,400
SurModics, Inc.*                                           10,000        369,900
Zimmer Holdings, Inc.*                                     30,000      2,023,200
                                                                     -----------
                                                                      27,340,100
SEMI-ANNUAL REPORT

                                                            Bramwell FUNDS[LOGO]

                                                         SHARES          VALUE
                                                      -----------    -----------
HEALTHCARE SERVICES - 3.84%
UnitedHealth Group, Inc.                                   70,000   $  4,349,800
WellPoint, Inc.*                                           25,000      1,994,750
                                                                    ------------
                                                                       6,344,550
INDUSTRIAL PRODUCTS - 11.79%
3M                                                         30,000      2,325,000
Corning, Inc.*                                             82,000      1,612,120
Donaldson Co., Inc.                                        52,000      1,653,600
Emerson Electric Co.                                       45,000      3,361,500
General Electric Co.                                      200,000      7,010,000
Illinois Tool Works, Inc.                                  25,000      2,199,750
Molex, Inc., Class A                                       25,000        614,750
Regal-Beloit Corp.                                         20,000        708,000
                                                                    ------------
                                                                      19,484,720
INFORMATION PROCESSING
   EQUIPMENT - 1.32%
EMC Corp.*                                                160,000      2,179,200
                                                                    ------------
INFORMATION PROCESSING
   SOFTWARE - 4.70%
Autodesk, Inc.                                             45,000      1,932,750
Microsoft Corp.                                           120,000      3,138,000
SAP AG - ADR                                               60,000      2,704,200
                                                                    ------------
                                                                       7,774,950
RESTAURANTS - 2.33%
Cheesecake Factory, Inc.*                                  50,000      1,869,500
Domino's Pizza, Inc.                                       40,000        968,000
McDonald's Corp.                                           30,000      1,011,600
                                                                    ------------
                                                                       3,849,100
RETAILING - 8.65%
Coach, Inc.*                                               40,000      1,333,600
J.C. Penney Co., Inc.                                      75,000      4,170,000
Tiffany & Co.                                              45,000      1,723,050
Walgreen Co.                                              160,000      7,081,600
                                                                    ------------
                                                                      14,308,250
TRANSPORTATION - 3.80%
Canadian Pacific Railway Ltd.                              40,000      1,678,000
FedEx Corp.                                                30,000      3,101,700
United Parcel Service, Inc.                                20,000      1,503,000
                                                                    ------------
                                                                       6,282,700

                                                                        VALUE
                                                                    ------------
TOTAL COMMON STOCKS
(Cost $113,695,460)                                                 $161,181,600
                                                                    ------------
                                                       PRINCIPAL
                                                        AMOUNT
                                                      -----------

VARIABLE RATE
DEMAND NOTE - 2.20%
U.S. Bancorp, 4.12%                                  $  3,638,000      3,638,000
                                                                    ------------

TOTAL VARIABLE
RATE DEMAND NOTE
(Cost $3,638,000)                                                      3,638,000
                                                                    ------------
TOTAL INVESTMENTS - 99.70%
(Cost $117,333,460)                                                  164,819,600
OTHER ASSETS LESS LIABILITIES - 0.30%                                   492,527
                                                                    ------------
NET ASSETS - 100.00%
(8,655,852 shares outstanding)                                      $165,312,127
                                                                    ============
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE                                                           $19.10
                                                                    ============

*Non-income producing security
See notes to financial statements.

                                                              SEMI-ANNUAL REPORT

Bramwell FUNDS[LOGO]


                               BRAMWELL FOCUS FUND
                          DECEMBER 31, 2005 (UNAUDITED)

The Bramwell Focus Fund is a no-load, NON-DIVERSIFIED fund with a concentrated portfolio, normally comprised of 20-30 securities, that invests primarily in common stocks of companies that the Adviser believes have above-average growth potential. Because of its concentration, the Focus Fund should be regarded as a more aggressive portfolio than the Growth Fund in that the price movements of a single stock may have a greater positive or negative effect on overall portfolio perfomance.


MAJOR INDUSTRY HOLDINGS
--------------------------------------------------------------------------------
Business Services                     17.5%
Healthcare Products                   14.8
Industrial Products                   13.2
Financial Services                    12.3
Transportation                         5.0
--------------------------------------------------------------------------------
                                      62.8%



MAJOR EQUITY HOLDINGS
--------------------------------------------------------------------------------

Automatic Data Processing              5.3%
Jacobs Engineering                     5.3
Emerson Electric                       4.8
Stryker                                4.6
Medtronic                              4.5
--------------------------------------------------------------------------------
                                      24.5%


COMPARATIVE INVESTMENT                  December      One      Three      Five      Since
RETURNS (12/31/05)                          Q        Year      Years      Years  Inception*
---------------------------------------------------------------------------------------------
BRAMWELL FOCUS FUND                       (0.49)%      2.54%    9.75%      (2.25)%   0.29%
 S&P 500(R) Stock Index                    2.09        4.91    14.39        0.54     0.15
Russell 1000(R) Growth Index               2.98        5.26    13.23       (3.58)   (4.52)


* From October 31, 1999.

  The annual expense ratio for the Focus Fund is capped at 1.75% through December 31, 2006, after which time, the expense limitations may be terminated or revised. The agreement to cap the expense ratio has favorably affected the performance of the Focus Fund since inception.

  The Standard & Poor's 500(R) Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Russell 1000(R) Growth Index is a market capitalization-weighted index of the 1,000 largest U.S. domiciled companies with higher growth rates and price-to-book ratios.

  Returns for the Funds include the reinvestment of all dividends and are net of expenses. Returns for periods greater than one year are compound average annual rates of return. Past performance is not predictive of future performance. Investment returns and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.


SEMI-ANNUAL REPORT

                                                            Bramwell FUNDS[LOGO]

                               BRAMWELL FOCUS FUND
            PORTFOLIO OF INVESTMENTS - DECEMBER 31, 2005 (UNAUDITED)


                                                         SHARES          VALUE
                                                       ---------       ---------
COMMON STOCKS - 92.02%
AUTOMOTIVE/HEAVY
   EQUIPMENT - 4.82%
Caterpillar, Inc.                                          3,000     $  173,310
Joy Global, Inc.                                           5,000        200,000
                                                                     ----------
                                                                        373,310
BUSINESS SERVICES - 17.45%
Automatic Data Processing, Inc.                            9,000        413,010
Jacobs Engineering Group, Inc.*                            6,000        407,220
Paychex, Inc.                                              7,000        266,840
Robert Half International, Inc.                            7,000        265,230
                                                                     ----------
                                                                      1,352,300
CHEMICALS/METALS - 2.42%
Commercial Metals Co.                                      5,000        187,700
                                                                     ----------
COMMUNICATIONS - 3.89%
QUALCOMM, Inc.                                             7,000        301,560
                                                                     ----------
ELECTRONICS - 2.58%
Intel Corp.                                                8,000        199,680
                                                                     ----------
ENERGY - 4.25%
Patterson-UTI Energy, Inc.                                 5,000        164,750
Peabody Energy Corp.                                       2,000        164,840
                                                                     ----------
                                                                        329,590
FINANCIAL SERVICES - 12.31%
American Express Co.                                       4,000        205,840
BlackRock, Inc.                                            2,000        216,960
CIT Group, Inc.                                            6,000        310,680
SLM Corp.                                                  4,000        220,360
                                                                     ----------
                                                                        953,840
FOOD PRODUCTS - 2.29%
PepsiCo, Inc.                                              3,000        177,240
                                                                     ----------
HEALTHCARE PRODUCTS - 14.83%
Medtronic, Inc.                                            6,000        345,420
Roche Holding AG - ADR                                     4,000        300,400
Stryker Corp.                                              8,000        355,440
SurModics, Inc.*                                           4,000        147,960
                                                                     ----------
                                                                      1,149,220

                                                         SHARES         VALUE
                                                       ---------      ---------
INDUSTRIAL PRODUCTS - 13.21%
Corning, Inc.*                                             8,000     $  157,280
Emerson Electric Co.                                       5,000        373,500
General Electric Co.                                       9,000        315,450
Regal-Beloit Corp.                                         5,000        177,000
                                                                     ----------
                                                                      1,023,230
INFORMATION PROCESSING
   SOFTWARE - 3.20%
SAP AG - ADR                                               5,500        247,885
                                                                     ----------
RESTAURANTS - 2.89%
Cheesecake Factory, Inc.*                                  6,000        224,340
                                                                     ----------
RETAILING - 2.86%
Walgreen Co.                                               5,000        221,300
                                                                     ----------
TRANSPORTATION - 5.02%
Canadian Pacific Railway Ltd.                              3,000        125,850
United Parcel Service, Inc.                                3,500        263,025
                                                                     ----------
                                                                        388,875
TOTAL COMMON STOCKS
(Cost $6,544,352)                                                     7,130,070
                                                                     ----------
                                                       PRINCIPAL
                                                         AMOUNT
                                                        --------

VARIABLE RATE
DEMAND NOTE - 9.08%
U.S. Bancorp, 4.12%
(Cost $703,300)                                         $703,300        703,300
                                                                     ----------
TOTAL INVESTMENTS - 101.10%
(Cost $7,247,652)                                                     7,833,370
LIABILITIES LESS OTHER ASSETS - (1.10)%                                 (85,561)
                                                                     ----------
NET ASSETS - 100.00%
(767,388 shares outstanding)                                         $7,747,809
                                                                     ==========
NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE                                               $10.10
                                                                     ==========


*Non-income producing security
See notes to financial statements.
                                                              SEMI-ANNUAL REPORT

Bramwell FUNDS[LOGO]

                            THE BRAMWELL FUNDS, INC.

                      STATEMENTS OF ASSETS AND LIABILITIES

                          DECEMBER 31, 2005 (UNAUDITED)


                                                            GROWTH FUND            FOCUS FUND
                                                           ------------            ----------

ASSETS:
Investments at value (cost $117,333,460 and
   $7,247,652, respectively)                              $164,819,600           $  7,833,370
Receivable for securities sold                                 563,504                     --
Receivable for fund shares sold                                 14,211                     --
Dividends and interest receivable                              169,150                  8,974
Prepaid and other assets                                        47,894                 10,403
Receivable from Adviser                                             --                 10,398
                                                          ------------           ------------
Total Assets                                               165,614,359              7,863,145
                                                          ------------           ------------

LIABILITIES:
Payable for securities purchased                                    --                 76,565
Accrued investment advisory fees                               142,994                  6,712
Accrued expenses                                               123,489                 30,381
Accrued distribution fees                                       35,749                  1,678
                                                          ------------           ------------
Total Liabilities                                              302,232                115,336

NET ASSETS                                                $165,312,127           $  7,747,809
                                                          ============           ============

NET ASSETS CONSIST OF:
Capital stock                                             $115,079,316           $  7,754,759
Accumulated net realized gain (loss) on investments          3,380,035               (561,246)
Undistributed net investment loss                             (633,364)               (31,422)
Net unrealized appreciation on investments                  47,486,140                585,718
                                                          ------------           ------------

NET ASSETS                                                $165,312,127           $  7,747,809
                                                          ============           ============

CAPITAL STOCK, $.0001 par value
Authorized                                                 200,000,000            200,000,000
Issued and outstanding                                       8,655,852                767,388

NET ASSET VALUE, REDEMPTION PRICE
AND OFFERING PRICE PER SHARE                                    $19.10                 $10.10
                                                                ======                =======

See notes to financial statements.

SEMI-ANNUAL REPORT

                                                            Bramwell FUNDS[LOGO]

                            THE BRAMWELL FUNDS, INC.

                            STATEMENTS OF OPERATIONS

                            FOR THE SIX MONTHS ENDED
                          DECEMBER 31, 2005 (UNAUDITED)



                                                       GROWTH FUND          FOCUS FUND
                                                       -----------          ----------

INVESTMENT INCOME:
Dividends                                             $      787,745      $       29,377
Interest                                                      93,810               9,326
                                                      --------------      --------------
Total Investment Income                                      881,555              38,703
                                                      --------------      --------------

EXPENSES:
Investment advisory fees                                     866,906              40,071
Distribution fees                                            216,727              10,018
Professional fees                                            103,342               8,823
Fund administration and accounting fees                       96,525              30,246
Shareholder servicing fees                                    90,740               9,831
Reports to shareholders                                       35,288               1,764
Custody fees                                                  25,206               3,781
Federal and state registration fees                           20,165               8,067
Directors' fees                                               16,131              15,123
CCO fees                                                      15,406                 727
Other                                                         28,483               3,277
                                                      --------------      --------------
Total expenses before waiver                               1,514,919             131,728
Waiver of expenses and fees                                       --             (61,603)
                                                      --------------      --------------
Net Expenses                                               1,514,919              70,125
NET INVESTMENT LOSS                                         (633,364)            (31,422)
                                                      --------------      --------------

REALIZED AND UNREALIZED GAINS:
Net realized gain on investments                           7,624,330             505,628
Change in net unrealized appreciation/depreciation
   on investments                                          5,330,169             178,922
                                                      --------------      --------------

Net Gain on Investments                                   12,954,499             684,550
                                                      --------------      --------------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                             $   12,321,135      $      653,128
                                                      ==============      ==============


See notes to financial statements.

                                                              SEMI-ANNUAL REPORT

Bramwell FUNDS[LOGO]

                              BRAMWELL GROWTH FUND

                       STATEMENTS OF CHANGES IN NET ASSETS


                                                      SIX MONTHS ENDED        FISCAL YEAR
                                                      DECEMBER 31, 2005           ENDED
                                                         (UNAUDITED)         JUNE 30, 2005
                                                        ------------          ------------

OPERATIONS:
Net investment loss                                     $   (633,364)        $  (1,176,614)
Net realized gain on investments                           7,624,330            14,782,505
Change in net unrealized appreciation/depreciation
   on investments                                          5,330,169            10,593,135
                                                        ------------         -------------
Net increase in net assets resulting
   from operations                                        12,321,135             3,012,756
                                                        ------------         -------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares                               4,597,548            12,837,430
Proceeds from reinvestment of dividends                   12,421,095             3,366,716
Redemption of shares                                     (24,613,402)          (57,784,326)
Redemption fees                                                1,193                   408
                                                        ------------         -------------
Net decrease in net assets resulting from
   capital share transactions                             (7,593,566)          (41,579,772)
                                                        ------------         -------------
DIVIDENDS PAID FROM:
Net realized gains                                       (14,233,312)           (3,793,293)
                                                        ------------         -------------

TOTAL DECREASE IN NET ASSETS                              (9,505,743)          (42,360,309)

NET ASSETS:
Beginning of period                                      174,817,870           217,178,179
                                                        ------------         -------------
END OF PERIOD                                           $165,312,127         $ 174,817,870
                                                        ============         =============

TRANSACTIONS IN SHARES:
Shares sold                                                  234,555               672,287
Dividends reinvested                                         662,105               174,804
Shares redeemed                                           (1,241,827)           (3,023,268)
                                                        ------------         -------------
Net decrease                                                (345,167)           (2,176,177)
                                                        ============         =============

See notes to financial statements.

SEMI-ANNUAL REPORT

                                                            Bramwell FUNDS[LOGO]
                               BRAMWELL FOCUS FUND

                       STATEMENTS OF CHANGES IN NET ASSETS


                                                      SIX MONTHS ENDED        FISCAL YEAR
                                                      DECEMBER 31, 2005           ENDED
                                                         (UNAUDITED)          JUNE 30, 2005
                                                        ------------          ------------

OPERATIONS:
Net investment loss                                     $    (31,422)        $    (70,397)
Net realized gain on investments                             505,628              668,998
Change in net unrealized appreciation/depreciation
   on investments                                            178,922             (837,148)
                                                          ----------           ----------
Net increase (decrease) in net assets resulting
   from operations                                           653,128             (238,547)
                                                          ----------           ----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares                                  88,103              303,349
Redemption of shares                                        (929,692)          (3,044,361)
Redemption fees                                                   --                  244
                                                          ----------           ----------
Net decrease in net assets resulting from
   capital share transactions                               (841,589)          (2,740,768)
                                                          ----------           ----------
TOTAL DECREASE IN NET ASSETS                                (188,461)          (2,979,315)

NET ASSETS:
Beginning of period                                        7,936,270           10,915,585
                                                          ----------           ----------
END OF PERIOD                                             $7,747,809           $7,936,270
                                                          ==========           ==========

TRANSACTIONS IN SHARES:
Shares sold                                                    8,961               32,897
Shares redeemed                                              (93,864)            (333,282)
                                                          ----------           ----------
Net decrease                                                 (84,903)            (300,385)
                                                          ==========           ==========


See notes to financial statements.

SEMI-ANNUAL REPORT

Bramwell FUNDS[LOGO]
                               THE BRAMWELL FUNDS, INC.

                                 FINANCIAL HIGHLIGHTS

                                                                      GROWTH FUND
                                    -------------------------------------------------------------------------------
                                       SIX MONTHS         FISCAL         FISCAL           FISCAL          FISCAL
                                          ENDED            YEAR           YEAR             YEAR            YEAR
                                      DECEMBER 31,        ENDED          ENDED            ENDED           ENDED
                                          2005           JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,
SELECTED PER SHARE DATA(1)             (UNAUDITED)         2005            2004            2003            2002
                                    -------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
   OF PERIOD                           $     19.42     $     19.43     $     17.26     $     18.70     $     23.00
INCOME FROM INVESTMENT
   OPERATIONS:
Net investment loss                          (0.07)          (0.13)          (0.17)          (0.15)          (0.16)
Net realized and unrealized
   gains (losses) on securities               1.47            0.49            2.34           (1.29)          (2.53)
                                       -----------     -----------     -----------     -----------     -----------
TOTAL FROM INVESTMENT
   OPERATIONS                                 1.40            0.36            2.17           (1.44)          (2.69)

LESS DISTRIBUTIONS:
Distributions from capital gains             (1.72)          (0.37)             --              --           (1.61)
                                       -----------     -----------     -----------     -----------     -----------
NET ASSET VALUE, END OF PERIOD         $     19.10     $     19.42     $     19.43     $     17.26     $     18.70
                                       ===========     ===========     ===========     ===========     ===========

TOTAL RETURN(2)                              4.99%           1.85%          12.57%         (7.70)%        (11.94)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (000s)         $   165,312     $   174,818     $   217,178     $   229,756     $   191,395
Ratio of expenses to average
   net assets(3),(4)                         1.75%           1.69%           1.64%           1.68%           1.63%
Ratio of net investment
   loss to average net assets(3),(4)       (0.73)%         (0.61)%         (0.81)%         (1.01)%         (0.84)%

Portfolio turnover rate(2)                     28%             63%             47%             51%             66%


Note: The Financial Highlights table is intended to help you understand the financial performance of the Growth Fund and the Focus Fund for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).


See notes to financial statements.

SEMI-ANNUAL REPORT


                                                                      FOCUS FUND
                                    -------------------------------------------------------------------------------
                                       SIX MONTHS         FISCAL         FISCAL           FISCAL          FISCAL
                                          ENDED            YEAR           YEAR             YEAR            YEAR
                                      DECEMBER 31,        ENDED          ENDED            ENDED           ENDED
                                          2005           JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,
SELECTED PER SHARE DATA(1)             (UNAUDITED)         2005            2004            2003            2002
                                    -------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING             $      9.31     $      9.47     $      8.09     $      8.87     $      9.89
   OF PERIOD
INCOME FROM INVESTMENT
   OPERATIONS:
Net investment loss                          (0.04)          (0.08)          (0.09)          (0.08)          (0.10)
Net realized and unrealized
   gains (losses) on securities               0.83           (0.08)           1.47           (0.70)          (0.92)

TOTAL FROM INVESTMENT
   OPERATIONS                                 0.79           (0.16)           1.38           (0.78)          (1.02)

LESS DISTRIBUTIONS:
Distributions from capital gains                --              --              --              --              --

NET ASSET VALUE, END OF PERIOD         $     10.10     $      9.31     $      9.47     $      8.09     $      8.87


TOTAL RETURN(2)                              2.54%         (1.69)%          17.06%         (8.79)%        (10.31)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (000s)         $     7,748          $7,936         $10,916          $9,280          $6,623
Ratio of expenses to average
   net assets(3),(4)                         1.75%           1.75%           1.75%           1.75%           1.75%
Ratio of net investment
   loss to average net assets(3),(4)       (0.78)%         (0.77)%         (0.91)%         (1.25)%         (1.11)%

Portfolio turnover rate(2)                     71%            200%            172%            154%            138%



(1) Information presented relates to a share of capital stock outstanding for the entire period.
(2) Not annualized for periods less than a full year.
(3) Net of reimbursements and waivers for the Focus Fund. Absent reimbursements and waivers of expenses by the Adviser, the ratio of expenses and net investment loss to average net assets for the six months ended December 31, 2005 and the years ended June 30, 2005, June 30, 2004, June 30, 2003, June 30,
    2002 and June 30, 2001, would have been 3.29% and (2.32)% 3.00% and (2.02)%,
    2.58% and (1.74)%, 3.09% and (2.59)%, 3.28% and (2.64)%, and 3.10% and
    (1.92)%, respectively.
(4) Annualized for periods less than a full year.

                                                              SEMI-ANNUAL REPORT

Bramwell FUNDS[LOGO]
                            THE BRAMWELL FUNDS, INC.

                          NOTES TO FINANCIAL STATEMENTS

                          DECEMBER 31, 2005 (UNAUDITED)

1.ORGANIZATION

The Bramwell Funds, Inc. (the "Funds") was incorporated on June 3, 1994 and is registered as an open-end, management investment company organized as a series fund under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Funds consist of two investment portfolios: the Bramwell Growth Fund and the Bramwell Focus Fund. The Bramwell Growth Fund, which is a separate diversified portfolio, commenced operations on August 1, 1994. The Bramwell Focus Fund, which is a separate non-diversified portfolio, was launched on November 1, 1999. Bramwell Capital Management, Inc. ("BramCap") is the Funds' investment adviser.

2.SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

A)INVESTMENT VALUATION

A security listed or traded on a recognized stock exchange is valued at its last sale price prior to the time when assets are valued on the principal exchange on which the security is traded. If no sale is reported at that time, the most current bid price will be used. Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP"). All other securities for which over-the-counter market quotations are readily available are valued at the most current bid price. Debt securities which will mature in more than 60 days, as well as equity securities, are valued at prices furnished by a pricing service approved by the Board of Directors.

Whenever a furnished price is significantly different from the previous day's furnished price, BramCap will review the price to determine if it is appropriate. Debt securities which will mature in 60 days or less are valued at amortized cost, which approximates market value. Variable rate demand notes are valued at cost which approximates market value. These notes are unsecured and could present credit risk to the extent the issuer defaults on its payment obligation. The credit-worthiness of the issuer is monitored and these notes have been determined by BramCap to present minimal credit risk. When quotations are not readily available or are unreliable, investments are valued at fair value according to procedures adopted by the Board of Directors.

B)OPTION CONTRACTS

The Funds may write covered put or call options. Premiums received by a Fund upon

SEMI-ANNUAL REPORT

                                                            Bramwell FUNDS[LOGO]

writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period in which the option is outstanding, although any potential loss during the period would be reduced by the amount of the option premium received.

C)SHORT SALES

The Funds may make limited short sales of securities. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. To complete such a transaction, the Funds must borrow the security to deliver to the buyer upon the short sale; the Funds are then obligated to replace the security borrowed by purchasing it in the open market at some later date.

When a Fund sells a security short, an amount equal to the sales proceeds is included in the Statement of Assets and Liabilities as an asset and an equal amount as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the security sold short.

The Funds will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds will realize a gain if the security declines in value between those dates.

All short sales must be fully collateralized. Each Fund maintains assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These collateralized assets are subsequently marked to market on a daily basis.

Each Fund is liable for any dividends paid on securities sold short. Dividends on short sales are included as Dividends on Short Positions in the Statements of Operations.

D)EXPENSES

The Funds are charged for those expenses that are directly attributable to each Fund, such as investment advisory and custodian fees. Expenses that are not directly attributable to a portfolio are typically allocated among the portfolios in proportion to their respective net assets.

E)FEDERAL INCOME TAXES

The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all their taxable income to their shareholders. Therefore, no federal income tax provision is recorded.

F)DISTRIBUTIONS TO SHAREHOLDERS

Dividends, if any, from net investment income are declared and paid annually in the December calendar quarter. Distributions of net realized capital gains, if any, will be declared at least annually. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may periodically make reclassifications among certain of their capital accounts as a result of the timing and characterization of certain income and capital gains

                                                              SEMI-ANNUAL REPORT

                                                            Bramwell FUNDS[LOGO]

distributions determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America.

G)GUARANTEES AND INDEMNIFICATIONS

In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

H)OTHER

Investment transactions are accounted for on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

3. INVESTMENT TRANSACTIONS

Purchases and sales of securities, excluding short-term investments, for the six months ended December 31, 2005 were as follows:

                  Growth Fund    Focus Fund
-------------------------------------------------------
Purchases         $45,855,327    $5,218,455
Sales              67,112,516     6,430,335

There were no purchases or sales of long-term U.S. government securities. At December 31, 2005, gross unrealized appreciation and depreciation of investments, based on aggregate cost for federal income tax purposes were as follows:

                 Growth Fund     Focus Fund
-------------------------------------------------------
Cost             $117,480,513    $7,247,652
                 ============    ==========

Gross
unrealized
appreciation     $ 47,805,307    $  645,170


Gross
unrealized
depreciation         (466,220)     ( 59,452)
                 ------------    ----------

Net unrealized
appreciation
on investments   $ 47,339,087    $  585,718
                 ============    ==========


The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Of the gross appreciation on investments, 88% and 32% (unaudited) is attributable to securities held greater than 12 months at December 31, 2005, for the Growth Fund and Focus Fund, respectively.

As of June 30, 2005 the components of
accumulated earnings (deficit) on a tax basis were as follows:

                 Growth Fund     Focus Fund
-------------------------------------------------------
Accumulated
capital and
other losses      $10,177,535    $(1,066,221)


Unrealized
appreciation
on investments     41,967,453        406,143
                  -----------    -----------

Total
accumulated
earnings
(deficit)         $52,144,988    $  (660,078)
                  ===========    ===========

At June 30, 2005, the Focus Fund had total accumulated capital loss carryforwards of

SEMI-ANNUAL REPORT

                                                            Bramwell FUNDS[LOGO]

$1,066,221, with $142,945 expiring in 2010 and $923,276 expiring in 2011. To the extent that the Focus Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards.

The Growth Fund and Focus Fund utilized $164,306 and $656,082, respectively, of its capital loss carryforwards during the year ended June 30, 2005.

4.  INVESTMENT ADVISORY AGREEMENTS

The Funds have agreements with BramCap, with whom certain officers and a director of the Funds are affiliated, to furnish investment advisory services to the Funds. The agreements are for one-year periods and require board approval on an annual basis. Under the terms of the agreements, the Funds will pay BramCap a monthly fee at the annual rate of 1.00% on average daily net assets of each Fund. The Funds' investment adviser has voluntarily agreed to limit the total expenses (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate of 1.75% of the Growth Fund's average net assets through December 31, 2005 and of the Focus Fund's average net assets through December 31, 2006. After such dates, the expense limitations may be terminated or revised at any time. For the six months ended December 31, 2005, the Adviser reimbursed the Focus Fund $61,603. The expense ratio for the Growth Fund for the six months ended December 31, 2005 was 1.75%.


DISTRIBUTION PLANS

The Funds have adopted Service and Distribution Plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans authorize payments by the Funds in connection with the distribution of their shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of each Fund's average daily net assets.
                                                              SEMI-ANNUAL REPORT

Bramwell FUNDS[LOGO]

                            THE BRAMWELL FUNDS, INC.

                                 EXPENSE EXAMPLE

                            FOR THE SIX MONTHS ENDED
                          DECEMBER 31, 2005 (UNAUDITED)

As a shareholder of The Bramwell Funds (the "Funds"), you incur two types of costs: (1) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses; and (2) transaction costs, including redemption fees on certain redemptions. This Example is intended to help you understand your ongoing operational costs (in dollars) of investing in the Funds and to compare these costs with the ongoing operational costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2005 to December 31, 2005 (the "period").

ACTUAL EXPENSES

The lines marked "Actual" in the table below provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The lines marked "Hypothetical" in the table below provide information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return of either of the Funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing operational costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the lines marked "Hypothetical" in the table are useful in comparing ongoing operational costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

 EXPENSE EXAMPLE

                                               BEGINNING      ENDING ACCOUNT    EXPENSES PAID
                                             ACCOUNT VALUE         VALUE      DURING THE PERIOD
                                                7/1/05           12/31/05     7/1/05 - 12/31/05
-------------------------------------------------------------------------------------------------
BRAMWELL GROWTH FUND
     Actual                                   $1,000.00         $1,049.92           $8.70a
     Hypothetical (5% return before expenses) $1,000.00         $1,016.51           $8.56a
BRAMWELL FOCUS FUND
     Actual                                   $1,000.00         $1,025.38           $8.50b
     Hypothetical (5% return before expenses) $1,000.00         $1,016.61           $8.46b


(a)Expenses are equal to the Fund's annualized expense ratio of 1.68%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)Expenses are equal to the Fund's annualized expense ratio of 1.66%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

SEMI-ANNUAL REPORT

                       This page intentionally left blank.

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                                 BRAMWELL [LOGO]
                         1-800-BRAMCAP (1-800-272-6227)
                              WWW.BRAMWELLFUNDS.COM

                               BOARD OF DIRECTORS

                           ELIZABETH R. BRAMWELL, CFA
                          President, Chief Investment
                              and Financial Officer
                            The Bramwell Funds, Inc.

                               THEODORE J. COBURN
                                   President
                                  Coburn Group

                               DARLENE T. DEREMER
                                    Partner
                               Grail Partners LLC

                                JAMES C. SARGENT
                              Former Commissioner
                        Securities & Exchange Commission

                             MARTHA R. SEGER, PH.D.
                                Former Governor
                             Federal Reserve Board


                                    OFFICERS

                           ELIZABETH R. BRAMWELL, CFA
                           President, Chief Investment
                              and Financial Officer

                                DONALD G. ALLISON
                            Chief Compliance Officer,
                             Secretary and Treasurer

                              MARGARET A. BANCROFT
                               Assistant Secretary

                               INVESTMENT ADVISER
                        Bramwell Capital Management, Inc.

                                  ADMINISTRATOR
                             UMB Fund Services, Inc.
                                     COUNSEL
                                   Dechert LLP

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                           PricewaterhouseCoopers LLP

                                    CUSTODIAN
                            U.S. Bank Trust Services

                                 TRANSFER AGENT
                                  AND DIVIDEND
                                DISBURSING AGENT
                         U.S. Bancorp Fund Services, LLC

PROXY VOTING POLICIES AND PROCEDURES
A DESCRIPTION OF THE POLICIES AND PROCEDURES THAT THE FUNDS USE TO DETERMINE HOW TO VOTE PROXIES RELATING TO PORTFOLIO SECURITIES IS AVAILABLE (I) WITHOUT CHARGE, UPON REQUEST, BY CALLING THE BRAMWELL FUNDS AT (800) 272-6227; AND (II) ON THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT WWW.SEC.GOV.

INFORMATION REGARDING HOW THE FUNDS VOTED PROXIES RELATING TO PORTFOLIO SECURITIES DURING THE MOST RECENT 12-MONTH PERIOD ENDED JUNE 30 IS AVAILABLE (I) WITHOUT CHARGE, UPON REQUEST, BY CALLING THE BRAMWELL FUNDS AT (800) 272-6227, AND (II) ON THE SEC'S WEBSITE AT WWW.SEC.GOV.

QUARTERLY FILING OF PORTFOLIO HOLDINGS
THE FUNDS WILL FILE THEIR COMPLETE SCHEDULE OF INVESTMENTS WITH THE SEC FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q. THE FUNDS' FORM N-Q WILL BE AVAILABLE (I) ON THE SEC'S WEBSITE AT WWW.SEC.GOV; AND (II) AVAILABLE FOR REVIEW AND COPYING AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. AND INFORMATION ABOUT THE OPERATIONS WHICH MAY BE OBTAINED BY CALLING 800-SEC-0330.

                                                                     BR-410-0206

THIS FINANCIAL STATEMENT IS SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE BRAMWELL FUNDS. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

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ITEM 2.  CODE OF ETHICS

Not applicable to semi-annual reports.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable to semi-annual reports.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable to semi-annual reports.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to semi-annual reports.

ITEM 6.  SCHEDULE OF INVESTMENTS

The schedule of investments in securities of unaffiliated issuers is included as part of the reports to shareholders filed under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF  CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

 Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES

(a) The Principal Executive and Financial Officer concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There were no significant changes in Registrant's internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. EXHIBITS

(a)
(1)           Not applicable to semi-annual reports.

(2) Certifications, as required by Rule 30a-2(a) under the Investment Company Act of 1940, for the Principal Executive Officer and Principal Financial Officer are filed herewith.

(3)           Not applicable.

(b) Certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of
              Title 18 of the United States Code (18 U.S.C. 1350) are filed herewith.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Bramwell Funds, Inc.


/s/ Elizabeth R. Bramwell
-------------------------
Elizabeth R. Bramwell
Principal Executive Officer and Principal Financial Officer
February 16, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Elizabeth R. Bramwell
-------------------------
Elizabeth R. Bramwell
Principal Executive Officer and Principal Financial Officer
February 16, 2006